Subsequent events	12 Months Ended
Jun. 30, 2018
Subsequent events
Subsequent events

39Subsequent events

The Sasol Limited Board approved that Sasol repurchase the shares from Inzalo Public Funding Limited (RF) in September 2018 and settle the outstanding debt of R7,4 billion and a cash top-up for value realised of approximately R600 million in September 2018, assuming a share price of R500. This will then conclude the unwinding of the Sasol Inzalo transaction.